EXHIBIT 99.1

Perseon Medical
Balance Sheet (Unaudited)
April 2016

ASSETS

Current Assets
Wells Fargo - Restriced Cash	25,000.00
Cash in bank-Payroll	4,665.12
Cash in bank-Wells Fargo	121,220.23
Money Market- Wells Fargo	188,350.23
Accounts Receivable-Trade	551,210.44
Allowance for Doubtful Accts.	(66,480.00)
Raw Materials	341,160.73
Raw materials at CEA	4,524.39
Work in Process	17,819.77
Subassemblies	18,874.43
Finished Goods	471,016.01
Trunk Stock	50,000.00
Inventory Reserve	(50,000.00)
Prepaid Insurance	84,950.54
Deposits	107,888.91
TOTAL Current Assets		1,870,200.80

Fixed Assets
Equipment	755,802.49
Furniture & Equipment	1,225.00
Vehicle	20,981.00
Rental Equipment	53,837.29
Accumulated Deprn/ Equip.	(639,470.61)
Accum/Deprn-Furn. & Fixtures	(1,224.97)
Accum/Deprn-Vehicle	(20,981.00)
Accumulated Deprn-Building Imp.	(5,004.92)
Accumulated Deprn- Euipment Rental	(4,720.90)
TOTAL Fixed Assets		160,443.38
TOTAL ASSETS		2,030,644.18

LIABILITIES
Current Liabilities
Accounts Payable	998,821.84
Other Payables	154,666.35
Sales Tax Payable	6,732.14
SEP Payable	2,963.61
Cafeteria Plan	38,661.84
Accrued Compensation	1,314,082.00
Accrued Vacation Payable	22,145.62
Warranty- Ablation	56,361.20
Accrued Property Tax	23,439.49
TOTAL Current Liabilities		2,617,874.09
TOTAL LIABILITIES		2,617,874.09

CAPITAL

Common Stock	9,768.76
Other Paid in Capital	68,522,872.64
Treasury Stock	(233.52)
Accumulated Deficit	(68,686,937.71)
Year-to-Date Earnings	(432,700.08)
TOTAL CAPITAL		(587,229.91)
TOTAL LIABILITIES & CAPITAL		2,030,644.18

Perseon Medical
Income Statement (Unaudited)
Month- and Year-to-Date, April 2016 - 1 month back
	1 Month Ended April 30, 2016		4 Months Ended April 30, 2016

Revenue

Other Revenue	0.00	0.0%	12,460.50	1.7%
Other Revenue- Ablation	9,131.71	6.4%	9,131.71	1.2%
Royalty Income	0.00	0.0%	1,615.28	0.2%
Equipment Rental-Ablation	15,000.00	10.5%	83,250.00	11.3%
MTX 180 Disposable	118,120.00	83.0%	632,480.00	85.6%
Fregiht Billed-Ablation	100.70	0.1%	250.70	0.0%

TOTAL Revenue	142,352.41	100.0%	739,188.19	100.0%

NET REVENUE	142,352.41	100.0%	739,188.19	100.0%

Cost of Goods Sold
Other Ablation	6,328.20	4.4%	6,328.20	0.9%
Equipment Rental Depreciation	1,495.48	1.1%	5,981.92	0.8%
Materials MTX 180 Disposables	34,350.00	24.1%	239,978.45	32.5%
Freight In	460.12	0.3%	3,085.75	0.4%
Office Supplies-Production	0.00	0.0%	64.22	0.0%
Freight Out	0.00	0.0%	598.35	0.1%
Outside Services-Production	240.00	0.2%	870.00	0.1%
Tools & Supplies-QC	706.80	0.5%	706.80	0.1%

TOTAL Cost of Goods Sold	43,580.60	30.6%	257,613.69	34.9%

GROSS PROFIT	98,771.81	69.4%	481,574.50	65.1%

Expenses
Salaries-Sales Domestic	30,603.91	21.5%	125,264.45	16.9%
Salaries-Sales Int'l	38,660.00	27.2%	58,230.92	7.9%
Salaries-Marketing	0.00	0.0%	3,944.70	0.5%
Commissions-Sales Domestic	(965.26)	-0.7%	8,499.74	1.1%
Commissions/Sales Agent	0.00	0.0%	27,435.00	3.7%
Recruiting-US Sales	0.00	0.0%	(0.08)	0.0%
Depreciation-Sales Domestic	533.65	0.4%	3,701.31	0.5%
Depreciation-Sales Int'l	133.41	0.1%	925.33	0.1%
Travel Expense-Sales Domestic	6,321.49	4.4%	12,952.35	1.8%
Meals & Ent.-Sales Domestic	0.00	0.0%	363.50	0.0%
Trade Shows - Marketing	0.00	0.0%	10,000.00	1.4%
Trade Shows & Exhibits	0.00	0.0%	450.00	0.1%
Outside Services Domestic Sales	1,500.00	1.1%	45,750.00	6.2%
Outside Services - Marketing	0.00	0.0%	25,467.53	3.4%
Payroll Taxes-Sales Domestic	2,359.72	1.7%	12,759.80	1.7%

MTD Standard Income Statement Perseon Medical	Page 1

	1 Month Ended April 30, 2016		4 Months Ended April 30, 2016

Payroll Taxes-Sales Int'l	0.00	0.0%	3,528.00	0.5%
Employee Benefits-Sales Domestic	(296.56)	-0.2%	(889.68)	-0.1%
Employee Benefits-Marketing	0.00	0.0%	(296.56)	0.0%
Telephone-Sales Domestic	0.00	0.0%	122.75	0.0%
Telephone-Sales Int'l	0.00	0.0%	475.72	0.1%
Mailing Costs-Sales Domestic	153.12	0.1%	2,288.57	0.3%
Mailing Costs-OUS	43.10	0.0%	246.01	0.0%
Warranty Costs	0.00	0.0%	3.12	0.0%
Miscellaneous-Sales OUS	0.00	0.0%	2,206.00	0.3%
Office Supplies-R&D	0.00	0.0%	725.00	0.1%
Travel-R&D	0.00	0.0%	(270.08)	0.0%
Depreciation-R&D	1,200.70	0.8%	8,327.96	1.1%
Outside Services-R&D	225.00	0.2%	9,589.30	1.3%
Legal & Accounting-R&D	0.00	0.0%	(20,705.29)	-2.8%
R & D Materials	(6,934.62)	-4.9%	(2,209.09)	-0.3%
Miscellaneous-R&D	300.00	0.2%	600.00	0.1%
Telephone-R&D	0.00	0.0%	100.32	0.0%
Mailing Costs-R&D	57.66	0.0%	1,434.94	0.2%
Salaries-Admin	11,750.00	8.3%	60,018.12	8.1%
Salaries-Regulatory	0.00	0.0%	(8,007.81)	-1.1%
Depreciation-Admin	800.47	0.6%	5,551.97	0.8%
Dues & Subscriptions-Sales Domestic	0.00	0.0%	33,055.00	4.5%
Dues & Subscriptions	208.99	0.1%	4,125.66	0.6%
Dues & Subscriptions-Regulatory	0.00	0.0%	(20,000.00)	-2.7%
Payroll Taxes-Admin	847.70	0.6%	6,460.11	0.9%
Employee Benefits-Admin	670.44	0.5%	32,134.94	4.3%
Telephone-Admin	2,172.90	1.5%	13,075.21	1.8%
Telephone-Regulatory	0.00	0.0%	78.82	0.0%
Utilities-Admin	0.00	0.0%	51.84	0.0%
Office Supplies-Admin	5,678.67	4.0%	9,451.34	1.3%
Outside Services-Admin	29,660.08	20.8%	430,688.12	58.3%
Outside Services-Regulatory	290.00	0.2%	7,989.00	1.1%
Repairs & Maint.-Admin	0.00	0.0%	2,104.30	0.3%
Mailing Costs-Admin	9.80	0.0%	179.77	0.0%
Shareholders' Relations	3,729.00	2.6%	1,448.02	0.2%
Insurance-Admin	34,496.87	24.2%	141,103.10	19.1%
Legal & Accounting-Admin	110,537.08	77.7%	185,446.49	25.1%
Board Compensation	0.00	0.0%	10,000.00	1.4%
Travel Costs-Admin	2,069.36	1.5%	5,759.88	0.8%
Meals & Entertainment-Admin	181.88	0.1%	1,164.91	0.2%
Rent	0.00	0.0%	77,284.74	10.5%
Property Taxes-Admin	0.00	0.0%	1,189.19	0.2%
Taxes & Licenses	150.00	0.1%	(95.69)	0.0%
Miscellaneous-Admin	0.00	0.0%	2,457.14	0.3%
Storage Costs	160.36	0.1%	4,691.83	0.6%

TOTAL Expenses	277,308.92	194.8%	1,348,427.54	182.4%

MTD Standard Income Statement Perseon Medical	Page 2

	1 Month Ended April 30, 2016		4 Months Ended April 30, 2016

OPERATING PROFIT	(178,537.11)	-125.4%	(866,853.04)	-117.3%

Other Income & Expenses
Interest Income	27.09	0.0%	166.44	0.0%
Realized Gain/Loss	0.00	0.0%	(535,493.31)	-72.4%
Interest Expense	0.00	0.0%	(376.57)	-0.1%
Other Income/Expense	38,623.34	27.1%	969,856.40	131.2%

TOTAL Other Income & Expenses	38,650.43	27.2%	434,152.96	58.7%

PROFIT BEFORE TAXES	(139,886.68)	-98.3%	(432,700.08)	-58.5%

NET PROFIT	(139,886.68)	-98.3%	(432,700.08)	-58.5%

MTD Standard Income Statement Perseon Medical	Page 3